Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated February 28, 2022

to each Portfolio’s currently effective Prospectus

and the Portfolios’ Statement of Additional Information (“SAI”)

Effective April 29, 2022, the market indicators as established by the proprietary allocation adjustment program methodology co-developed by Janus Henderson Investors US LLC and Protective Life Insurance Company will be adjusted to utilize a 252-day exponentially-weighted moving average rather than a 252-day moving average. Under the current 252-day moving average, each day’s valuation is weighted equally. The use of an exponentially-weighted moving average will give more weight to more recent days’ valuation relative to less recent days’ valuation within the 252-day look-back window. Each Portfolio’s investment objective and investment strategies will otherwise remain unchanged.

In response to the above change, each of the Portfolio’s Prospectus and the Portfolios’ SAI are amended, effective April 29, 2022 as set forth below.

All references to “252-day moving average” and/or “252 trading average” are hereby replaced with “252-day exponentially-weighted moving average.”

Please retain this Supplement with your records.